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AMENDMENT
TO
ABIOMED, INC.
1992 COMBINATION STOCK OPTION PLAN, AS AMENDED



	ABIOMED, Inc., a Delaware corporation (the "Corporation") hereby adopts the following Amendment to the ABIOMED, Inc. 1992
Combination Stock Option Plan, as amended (the "1992 Plan"), effective as of August 14, 1996:


	1.	Section IV, Paragraph (b) is amended by deleting a
portion of the first sentence of the paragraph, so that the paragraph, as amended, reads in its entirety as follows:

	"(b)  Term.   Stock Options shall be for such periods as
may be determined by the Committee, provided that in no event may a 1992 Plan ISO be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of 1992 Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.

	2.    	That the number of shares of Common Stock authorized to
be issued under the 1992 Plan be increased from 1,300,000 shares to 1,550,000 shares.


	Executed effective as of the date set forth above.

 			ABIOMED, INC.


	                      	By:  _______________________________________
			        Name:
			        Title: